UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2023

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 17th Street, Suite 3700

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 293-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Civitas Resources, Inc., a Delaware corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2023 (the “Original Report”). As previously disclosed in the Original Report, on August 2, 2023, the Company completed the acquisition of all of the issued and outstanding equity interests of (i) Hibernia Energy III, LLC, a Delaware limited liability company (“Hibernia Energy”) and Hibernia Energy III-B, LLC, a Delaware limited liability company and (ii) Tap Rock AcquisitionCo, LLC, a Delaware limited liability company (“Tap Rock AcquisitionCo”), Tap Rock Resources II, LLC, a Delaware limited liability company (“Tap Rock II”), and Tap Rock NM10 Holdings, LLC, a Delaware limited liability company.

The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report to file (i) the audited consolidated financial statements of Hibernia Energy as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021, (ii) the unaudited consolidated financial statements of Hibernia Energy as of June 30, 2023 and for the six months ended June 30, 2023 and 2022, (iii) the audited consolidated financial statements of Tap Rock AcquisitionCo as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021, (iv) the unaudited consolidated financial statements of Tap Rock AcquisitionCo as of June 30, 2023 and for the six months ended June 30, 2023 and 2022, (v) the audited consolidated financial statements of Tap Rock II as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021, (vi) the unaudited condensed consolidated financial statements of Tap Rock II as of June 30, 2023 and for the six months ended June 30, 2023 and 2022 and (vii) the unaudited pro forma condensed combined financial information of the Company as of June 30, 2023, for the six months ended June 30, 2023, and for the year ended December 31, 2022. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Hibernia Energy

The audited consolidated balance sheets of Hibernia Energy as of December 31, 2022 and 2021 and the audited consolidated statements of operations, statements of members’ equity, and statements of cash flows for each of the years ended December 31, 2022 and 2021, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

The unaudited consolidated balance sheet of Hibernia Energy as of June 30, 2023, and the unaudited consolidated statements of operations, statements of members’ equity, and statements of cash flows for each of the six months ended June 30, 2023 and 2022, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

Tap Rock AcquisitionCo

The audited consolidated balance sheets of Tap Rock AcquisitionCo as of December 31, 2022 and 2021 and the audited consolidated statements of operations, statements of changes in equity, and statements of cash flows for the years ended December 31, 2022 and 2021, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.3, and are incorporated herein by reference.

The unaudited consolidated balance sheet of Tap Rock AcquisitionCo as of June 30, 2023, and the unaudited consolidated statements of operations, statements of changes in equity, and statements of cash flows for each of the six months ended June 30, 2023 and 2022, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.4, and are incorporated herein by reference.

Tap Rock II

The audited consolidated balance sheets of Tap Rock II as of December 31, 2022 and 2021, and the audited consolidated statements of operations, statements of changes in members’ equity, and statements of cash flows for the years ended December 31, 2022 and 2021, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.5, and are incorporated herein by reference.

The unaudited condensed consolidated balance sheet of Tap Rock II as of June 30, 2023, and the unaudited condensed consolidated statements of operations, statements of changes in members’ equity, and statements of cash flows for each of the six months ended June 30, 2023 and 2022, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.6, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of June 30, 2023, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2023 and for the year ended December 31, 2022, are filed herewith and attached hereto as Exhibit 99.7, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent auditors for Hibernia Energy III, LLC.
23.2	Consent of Ernst & Young LLP, independent auditors for Tap Rock AcquisitionCo, LLC.
23.3	Consent of Ernst & Young LLP, independent auditors for Tap Rock Resources II, LLC.
99.1	Audited Consolidated Financial Statements of Hibernia Energy III, LLC as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021.
99.2	Unaudited Consolidated Financial Statements of Hibernia Energy III, LLC as of June 30, 2023 and for the six months ended June 30, 2023 and 2022.
99.3	Audited Consolidated Financial Statements of Tap Rock AcquisitionCo, LLC as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021.
99.4	Unaudited Consolidated Financial Statements of Tap Rock AcquisitionCo, LLC as of June 30, 2023 and for the six months ended June 30, 2023 and 2022.
99.5	Audited Consolidated Financial Statements of Tap Rock Resources II, LLC as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021.
99.6	Unaudited Condensed Consolidated Financial Statements of Tap Rock Resources II, LLC as of June 30, 2023 and for the six months ended June 30, 2023 and 2022.
99.7	Unaudited Pro Forma Condensed Combined Financial Information of Civitas Resources, Inc. as of June 30, 2023, for the six months ended June 30, 2023, and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 29, 2023		Civitas Resources, Inc.

		By:	/s/ Travis L. Counts
		Name:	Travis L. Counts
		Title:	Chief Legal Officer and Secretary